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                                                                   Exhibit 10.15


                        INDEPENDENCE COMMUNITY BANK CORP.
                   DIRECTORS' FISCAL 2002 STOCK RETAINER PLAN

         1. NAME OF PLAN. This Plan shall be known as the "Independence Community Bank Corp. Directors' Fiscal 2002 Stock Retainer Plan."

         2. PURPOSE OF THE PLAN. The purpose of this Plan is to improve the growth and profitability of Independence Community Bank Corp. (the "Company") and its subsidiaries by providing that the annual retainer (the "Annual Retainer") to be paid to the non-employee directors of the Company and Independence Community Bank (the "Bank") for fiscal 2002 shall be paid in shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company in lieu of cash and thereby increase the proprietary interest of such directors in the Company and as an incentive to contribute to its success.

         3. EFFECTIVE DATE AND TIME. The Plan shall be effective as of April 1, 2001. The Plan shall remain in effect until March 31, 2002 unless earlier amended or terminated by action of the Board of Directors of the Company.

         4. PARTICIPANTS. Each member of the Board of Directors of the Company and the Board of Directors of the Bank as of April 1, 2001 (the "Eligibility Date") who is not a salaried employee of the Company, the Bank or any of their respective subsidiaries (a "Non-Employee Director") and who receives the Annual Retainer shall be participants in the Plan (the "Participants"). Directors who are salaried employees or officers of the Company, the Bank or any subsidiary on the Eligibility Date are not eligible to participate in the Plan.

         5. DIRECTORS' COMPENSATION PAID IN THE FORM OF COMMON STOCK. Non-Employee Directors shall receive their Annual Retainer in shares of Common Stock. Such fees shall be paid in one annual installment of the first business day following the earlier to occur of (i) the effective date of the Registration Statement on Form S-8 relating to the registration of the shares to be issued under this Plan or (ii) May 31, 2001 (the "Payment Date"). Each Participant shall receive 1,110 shares of Common Stock on the Payment Date.

         6. SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Section 7, shall be 20,000 shares.

         7. ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of shares of Common Stock available for issuance under this Plan shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan and prior to the Payment Date resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Company; provided, however, notwithstanding anything to the contrary herein, the maximum number of shares available for issuance under this Plan shall not exceed 24,999.
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         8. SOURCE OF SHARES. The shares of Common Stock issued under this Plan may be authorized but unissued shares, treasury shares or shares purchased by the Company on the open market or from private sources for use under the Plan.

         9. ISSUANCE OF SHARES. The shares of Common Stock issued under this Plan shall be immediately vested and issued to the Participants promptly after the Payment Date. The Company shall take such action as may be necessary to ensure that the transfer of such shares is not restricted under the Securities Act of 1933 and may be freely transferable by Participants after issuance, subject to the obligations and requirements of the Participants as directors of the Company under the federal securities laws and the Company's trading policy as in effect hereof and as may be amended in the future. However, the issuance of shares or the delivery or certificates for such shares to Participants hereunder shall be subject to the requirement that, if at any time the Board of Directors of the Company shall reasonably determine, in their discretion, that the listing, registration or qualification of such shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body or stockholders of the Company, is necessary or desirable as a condition of, or in connection with, such issuance or delivery thereunder, such issuance or delivery shall not take place unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Board of Directors of the Company.